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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2006


                             SEMOTUS SOLUTIONS, INC.
                   - - - - - - - - - - - - - - - - - - - - - -
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                         0-21069               36-3574355
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


718 University Ave., Suite 202 Los Gatos, CA                          95032
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  (Address of Principal Executive Offices)                         (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

     We have received a deficiency letter from the American Stock Exchange
(Amex) dated July 14, 2006, advising that, based upon its review of our financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, we are not in compliance with Amex' continued listing requirements. Specifically, we are not in compliance with Section 1003(a)(iii) of the Amex Company Guide, because our stockholders' equity is less than $6,000,000 and we sustained losses from continuing operations and/or net losses in our five most recent fiscal years.

     We intend to submit a plan to Amex which will outline our plans to regain compliance with Amex' continued listing requirements. We expect to submit this plan on or before August 14, 2006, and otherwise comply with all requirements set forth by Amex. Final approval of this plan is subject to the discretion of Amex.

     On July 17, 2006, we issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             None.

        (b)  PRO FORMA FINANCIAL INFORMATION.

             None.

        (c)  EXHIBITS.

             99.1 Press release dated July 17, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 SEMOTUS SOLUTIONS, INC.

          Date: July 17, 2006                     By: /s/ Anthony N. LaPine
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                                                     Anthony N. LaPine,
                                                     Chief Executive Officer